                                                                 EXHIBIT 14(b)

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of Mercury Quantitative Series Fund, Inc. and Mercury Life Strategy Series Fund, Inc. (together, the "Corporations") hereby nominates, constitutes and appoints Terry K. Glenn, Donald C. Burke and Allan J. Oster (with full power of each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead and in any and all capacities, to make, execute and sign the Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Corporations and all amendments and supplements thereto, and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporations, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of November, 1999. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.


/s/ Terry K. Glenn                                /s/ J. Thomas Touchton
----------------------------------------------    ------------------------------
Terry K. Glenn                                    J. Thomas Touchton
President/Principal Executive Officer/Director    Director

/s/ Jack B. Sunderland                            /s/ Stephen B. Swensrud
----------------------------------------------    ------------------------------
Jack B. Sunderland                                Stephen B. Swensrud
Director                                          Director

/s/ Donald C. Burke
----------------------------------------------
Donald C. Burke
Vice President/Treasurer/Principal Financial
and Accounting Officer
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                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below, being a Trustee and/or officer of Quantitative Master Series Trust, hereby nominates, constitutes and appoints Terry K. Glenn, Donald C. Burke and Ira P. Shapiro (with full power of each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead and in any and all capacities, to execute and sign the Registration Statement on Form N-1A under the Investment Company Act of 1940 of Mercury Quantitative Series Fund, Inc. (the "Corporation") and all amendments and supplements thereto, and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of November, 1999. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

/s/ Terry K. Glenn                          /s/ J. Thomas Touchton
-----------------------------               -----------------------------
Terry K. Glenn                              J. Thomas Touchton
President and Trustee                       Trustee

/s/ Jack B. Sunderland                      /s/ Stephen B. Swensrud
-----------------------------               -----------------------------
Jack B. Sunderland                          Stephen B. Swensrud
Trustee                                     Trustee

/s/ Donald C. Burke                         /s/ Ira P. Shapiro
-----------------------------               -----------------------------
Donald C. Burke                             Ira P. Shapiro
Vice President and Treasurer                Secretary